UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 15, 2007


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)

          California                     001-14431           95-4676679
(State or other jurisdiction of  (Commission File Number) (I.R.S. Employer
incorporation or organization)                           Identification No.)


    630 East Foothill Blvd.
     San Dimas, California                                   91773
(Address of principal executive                           (Zip Code)
           offices)

       Registrant's telephone number, including area code: (909) 394-3600

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                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)

          California                      001-12008             95-1243678
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
incorporation or organization)                              Identification No.)

    630 East Foothill Blvd.
     San Dimas, California                                 91773
(Address of principal executive                         (Zip Code)
           offices)


       Registrant's telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                         Section 2-Financial Information


Item 2.02. Results of Operations and Financial Condition

On March 15, 2007 American States Water Company released earnings for the three and twelve months ended December 31, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1.

This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

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                   Section 9-Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

The following exhibit is furnished hereunder:

Exhibit 99.1      Press Release dated March 15, 2007


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          AMERICAN STATES WATER COMPANY

Date: March 15, 2007

                            /s/ Robert J. Sprowls
            ---------------------------------------------------------
                                Robert J. Sprowls
             Sr. Vice President, Chief Financial Officer, Treasurer
                             and Corporate Secretary


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
                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------
99.1                    Press Release dated March 15, 2007


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